                            [PEOPLES HERITAGE LOGO]

                               December 31, 1997

To: Participants in the Thrift Incentive Plan of Peoples Heritage Financial
    Group, Inc. or the Profit Sharing Employee Stock Ownership Plan of Peoples Heritage Financial Group, Inc.

     As described in the enclosed materials, your proxy as a shareholder of Peoples Heritage Financial Group, Inc. ("PHFG") is being solicited in connection with an upcoming Special Meeting of Shareholders of PHFG. At the Special Meeting, you will be asked to consider and vote on a proposal to approve an Agreement and Plan of Merger, dated as of October 27, 1997 (the "Agreement"), between PHFG and CFX Corporation ("CFX"), pursuant to which, among other things, CFX will be merged with and into PHFG. I hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of PHFG allocated to your accounts under PHFG's Thrift Incentive Plan (the "TIP") or PHFG's Profit Sharing Employee Stock Ownership Plan (the "ESOP") will be voted.

     Enclosed with this letter is the Prospectus/Joint Proxy Statement, which describes the matter to be voted upon, a voting instruction ballot for either the ESOP or the TIP ( the "Plan"), which will permit you to vote the shares allocated to your account under the Plan, and a stamped, pre-addressed return envelope. After you have reviewed the Prospectus/Joint Proxy Statement, I urge you to vote your shares in the Plan by marking, dating, signing and returning the enclosed voting instruction ballot in the envelope provided to American Stock Transfer & Trust Company, PHFG's transfer agent. Your voting instructions will remain completely confidential. Only PHFG's transfer agent will have access to your ballot in order to certify the totals for the Plans to Peoples Heritage Bank, which acts as Trustee for the Plan, for the purpose of having those shares voted. No person associated with PHFG or Peoples Heritage Bank will see the individual voting instructions.

     I urge each of you to vote, as a means of participating in the governance of the affairs of PHFG. If your voting instructions are not received, the shares allocated to your account in the Plan will be voted by the Trustee in its discretion in accordance with the exercise of its fiduciary duties and the shares allocated to your account in the TIP will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

                                          Sincerely yours,

                                          /s/ William J. Ryan
                                          WILLIAM J. RYAN
                                          Chairperson, President and
                                            Chief Executive Officer

                     PEOPLES HERITAGE FINANCIAL GROUP, INC.
                        SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 9, 1998

         THIS BALLOT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned, as a holder of Common Stock of Peoples Heritage Financial Group, Inc. ("PHFG") pursuant to PHFG's Profit Sharing Employee Stock Ownership Plan (the "ESOP"), hereby instructs Peoples Heritage Bank, as Trustee for the ESOP, to vote as designated on the reverse of this card all of the shares of Common Stock of PHFG which the undersigned holds pursuant to the ESOP at the Special Meeting of Shareholders to be held at the Portland Marriott Hotel, 200 Sable Oaks Drive, South Portland, Maine 04106, on Monday, February 9, 1998, at 10:00 a.m., Eastern Time, or any adjournment thereof.

    SHARES OF COMMON STOCK OF PHFG WILL BE VOTED AS SPECIFIED. IF YOU RETURN THIS BALLOT PROPERLY SIGNED BUT DO NOT OTHERWISE SPECIFY, SHARES WILL BE VOTED FOR THE PROPOSAL TO ADOPT AN AGREEMENT AND PLAN OF MERGER, DATED AS OF OCTOBER 27, 1997, BETWEEN PHFG AND CFX CORPORATION. IF YOU DO NOT RETURN THIS BALLOT, SHARES HELD BY YOU PURSUANT TO THE ESOP WILL BE VOTED BY THE TRUSTEE IN ITS DISCRETION IN ACCORDANCE WITH THE EXERCISE OF ITS FIDUCIARY DUTIES.

           IMPORTANT: PLEASE DATE AND SIGN THE PROXY ON REVERSE SIDE.

           PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK
                                                             -----------------
                                                              I plan to attend
                                                             the meeting
                                                                   [ ]
                                                             -----------------

Proposal to adopt an Agreement and Plan of Merger, dated as of October 27, 1997, between PHFG and CFX Corporation ("CFX"), which provides, among other things, for (i) the merger of CFX with and into PHFG (the "Merger") and (ii) the conversion of each share of Common Stock of CFX outstanding immediately prior to the Merger (other than any dissenting shares under New Hampshire law and certain other shares) into the right to receive 0.667 of a share of Common Stock of PHFG, subject to possible adjustment under certain circumstances, plus cash in lieu of any fractional share interest.

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

    THE BOARD OF DIRECTORS OF PHFG RECOMMENDS A VOTE FOR APPROVAL OF THE AGREEMENT AND PLAN OF MERGER. SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS.
                                                Dated:                   , 1998
                                                      -------------------

                                                Signature
                                                         ---------------------

                                                Signature
                                                         ---------------------
                                                            (print name)

                                                IMPORTANT: Please sign your name
                                                exactly as it appears hereon.
                                                When shares are held as joint
                                                tenants, either may sign. When
                                                signing as an attorney,
                                                executor, administrator, trustee
                                                or guardian, add such title to
                                                your signature.

                                                NOTE: If you receive more than
                                                one proxy card, please date and
                                                sign each card and return all
                                                proxy cards in the enclosed
                                                envelope.

                     PEOPLES HERITAGE FINANCIAL GROUP, INC.
                        SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 9, 1998

         THIS BALLOT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned, as a holder of Common Stock of Peoples Heritage Financial Group, Inc. ("PHFG") pursuant to PHFG's Thrift Incentive Plan (the "TIP"), hereby instructs Peoples Heritage Bank, as Trustee for the TIP, to vote as designated on the reverse of this card all of the shares of Common Stock of PHFG which the undersigned holds pursuant to the TIP at the Special Meeting of Shareholders to be held at the Portland Marriott Hotel, 200 Sable Oaks Drive, South Portland, Maine 04106, on Monday, February 9, 1998, at 10:00 a.m., Eastern Time, or any adjournment thereof.

    SHARES OF COMMON STOCK OF PHFG WILL BE VOTED AS SPECIFIED. IF YOU RETURN THIS BALLOT PROPERLY SIGNED BUT DO NOT OTHERWISE SPECIFY, SHARES WILL BE VOTED FOR THE PROPOSAL TO ADOPT AN AGREEMENT AND PLAN OF MERGER, DATED AS OF OCTOBER 27, 1997, BETWEEN PHFG AND CFX CORPORATION. IF YOU DO NOT RETURN THIS BALLOT, SHARES HELD BY YOU PURSUANT TO THE TIP WILL NOT BE VOTED.

           IMPORTANT: PLEASE DATE AND SIGN THE PROXY ON REVERSE SIDE.

           PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK
                                                             -----------------
                                                              I plan to attend
                                                             the meeting
                                                                    [ ]
                                                             -----------------

Proposal to adopt an Agreement and Plan of Merger, dated as of October 27, 1997, between PHFG and CFX Corporation ("CFX"), which provides, among other things, for (i) the merger of CFX with and into PHFG (the "Merger") and (ii) the conversion of each share of Common Stock of CFX outstanding immediately prior to the Merger (other than any dissenting shares under New Hampshire law and certain other shares) into the right to receive 0.667 of a share of Common Stock of PHFG, subject to possible adjustment under certain circumstances, plus cash in lieu of any fractional share interest.

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

    THE BOARD OF DIRECTORS OF PHFG RECOMMENDS A VOTE FOR APPROVAL OF THE AGREEMENT AND PLAN OF MERGER. SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS.
                                                Dated:                   , 1998
                                                      -------------------

                                                Signature
                                                         ---------------------

                                                Signature
                                                         ---------------------
                                                            (print name)

                                                IMPORTANT: Please sign your name
                                                exactly as it appears hereon.
                                                When shares are held as joint
                                                tenants, either may sign. When
                                                signing as an attorney,
                                                executor, administrator, trustee
                                                or guardian, add such title to
                                                your signature.

                                                NOTE: If you receive more than
                                                one proxy card, please date and
                                                sign each card and return all
                                                proxy cards in the enclosed
                                                envelope.